EXHIBIT 10.1

AMENDMENT TO REAL ESTATE TERM NOTE

THIS AMENDMENT TO REAL ESTATE TERM NOTE (this "Amendment"), made and effective as of the 30th day of September, 2008, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

RECITALS:

A. The Lender and the Borrowers, either by original execution or subsequent assumption, are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of August 6, 2003, Sixth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 26, 2004, Seventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 25, 2005, Eighth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of December 6, 2005, and Ninth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of May 23, 2006, Tenth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of February 21, 2007, and Eleventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of June 26, 2007, and Twelfth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of February 22, 2008 (as heretofore amended, the "Loan Agreement").  Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Loan Agreement.

B. Borrowers, except for CIS Financial Services, Inc., (“CIS”) are parties to that certain Real Estate Note executed in favor of First Commercial Bank dated as of August 6, 2003, (the “Term Note”) pursuant to which Borrower borrowed from Lender and Lender loan to Borrowers the sum of $10,000,000.  CIS has subsequently been added as an obligor with respect to the obligations represented by the Term Note and the Loan Agreement referenced therein.  The outstanding balance of the note is $2,580,461.53.

C. The Lender and the Borrowers have agreed to amend the Term Note in order to change the payment terms and the interest rate thereunder, all as herein set forth.

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NOW, THEREFORE, for good and valuable consideration and the mutual undertakings of the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

1. The definition of “Loan Agreement” contained in Section 1 of the Term Note is hereby amended to read as provided in the Recitals hereto.

2. The Term Note is hereby amended by changing the definition of “Fixed Rate” contained in Section 1 thereof to read in its entirety as follows:

“Fixed Rate” shall mean a fixed per annum rate of interest equal to seven percent (7%).

3. Section 3(b) of the Term Note is hereby amended to provide as follows;

(b)           Except as otherwise provided herein, during the First Extension Term, the outstanding principal balance hereof shall bear interest at a per annum rate equal to the lesser of (i) the Fixed Rate, or (ii) the maximum rate allowed by applicable law.

4. The parties acknowledge that Bank has not heretofore communicated the interest rate for the First Extension Term as provided in the Note and that accordingly the Fixed Rate (prior to amendment hereby) has remained in force and effect during a period extending beyond the Primary Term.  The parties agree that notwithstanding that fact, the modifications contained in Section 2 and 3 hereof shall be effective at the commencement of the First Extension Term provided for in the Term Note.

5. The parties acknowledge and agree that the monthly installment payment of principal and interest called for in Section 4(b) of the Term Note is and shall be $32,400.00.

6. Borrower agrees to pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes, documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment and all other documents executed and delivered in connection herewith.  Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations.  Both Borrower and the individual executing this Amendment on behalf of Borrower represents and warrants all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

7. Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the

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indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Loan Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes is and shall remain secured by the Collateral described in the Loan Agreement and in the Security Documents.

8. Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Loan Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Loan Agreement is true and correct as of the date hereof, (iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and (iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

9. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Loan Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.  This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.  This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original.  Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.

[No further text this page; Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.

BORROWERS:

CAVALIER HOMES, INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CAVALIER REAL ESTATE CO., INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CIS FINANCIAL SERVICES, INC., an Alabama corporation

By:	/s/ PAULA REEVES
Print Name:	Paula Reeves
Title:	President

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RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Managing Member

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LENDER:

FIRST COMMERCIAL BANK, an Alabama banking corporation

By:	/s/ JAMES W. BRUNSTAD
Print Name:	James W. Brunstad
Title:	Senior Vice President

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